UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
 MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-03835_

 Value Line Centurion Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31

Date of reporting period: December 31, 2010

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/10 is included with this Form.

¢	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Stephen E. Grant,
Portfolio Manager

Objective:
Long-term growth of capital

Inception Date:
November 15, 1983

Net Assets at December 31, 2010:
$134,718,562

Portfolio Composition at December 31, 2010:
(Percentage of Total Net Assets)

An Update from Fund Management (Unaudited)

We are pleased to report that the Value Line Centurion Fund, Inc. (the “Fund”) earned a total return of 25.75% for the 12 months ending December 31, 2010, compared with a total return of 15.06% for the benchmark index, the Standard & Poor’s 500. Contributing most to the superior performance in 2010 was good stock selection in the Computer Software, Consumer Services and Healthcare Technology sectors.

A year ago, we outlined for you the changes we had undertaken to improve the performance of your Fund. Those changes are paying off. First, we broadened the Fund’s stock selection universe. Rather than mechanically invest only in the weekly list of one hundred Rank 1s of the Value Line Timeliness Ranking System, the portfolio manager now selects investments from among the 1,250 or so stocks in the top three Ranks. This allows greater diversification of the portfolio, which reduces exposure to any single economic sector. It also results in decreased turnover of portfolio holdings, which lowers trading expenses. Second, we appointed senior portfolio manager Stephen E. Grant to actively manage the Fund. In his 25 years with the Value Line Funds, Mr. Grant has demonstrated widely recognized success with our other equity funds, including Value Line Strategic Asset Management Trust.

The Fund’s newly expanded stock selection criteria allow us to implement our disciplined investment strategy to full advantage. We invest in proven winners---those companies that have established five- to ten-year records of superior relative earnings growth and stock price growth. We also look for companies demonstrating strong short-term, quarter-to-quarter, relative earnings momentum and stock price momentum. If a holding later falters on these measures, we do not hesitate to replace it with a stock showing superior strength.

The Fund invests in companies of all sizes. Its approximately 150 holdings are well-diversified in that respect, comprised of about one-third large-capitalization companies, one-third mid-cap and one-third small-cap.

Thank you for investing with us.

Top Ten Holdings (As of 12/31/2010) (Unaudited)

Company	Percentage of Total Net Assets
Cognizant Technology Solutions Corp. Class A	2.11%
Edwards Lifesciences Corp.	2.10%
Priceline.com, Inc.	2.08%
Green Mountain Coffee Roasters, Inc.	1.80%
Novo Nordisk A/S ADR	1.62%
Oracle Corp.	1.53%
Informatica Corp.	1.53%
AutoZone, Inc.	1.48%
Rollins, Inc.	1.43%
Diamond Foods, Inc.	1.32%

About information in this report:

●	It is important to consider the Fund’s investment objectives, risks, fees and expenses before investing. All funds involve some risk, including possible loss of the principal amount invested.
●
The S&P 500 Index is an unmanaged index of 500 primarily large cap U.S. stocks that is generally considered to be representative of U.S. stock market activity. Index returns are provided for comparative purposes. Please note that the index is unmanaged and not available for direct investment and its returns do not reflect the fees and expenses that have been deducted from the Fund.

VALUE LINE CENTURION FUND, INC.

¢	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Sector Weightings vs. Index (As of 12/31/2010) (Unaudited)

Average Annual Total Returns (For periods ended 12/31/2010) (Unaudited)

	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception 11/15/1983
Value Line Centurion Fund, Inc.	25.75%	(10.85)%	(2.34)%	(1.81)%	7.82%
S&P 500 Index	15.06%	(2.85)%	2.29%	1.41%	10.45%

All performance data quoted is historical and the results represent past performance and neither guarantee nor predict future investment results. To obtain performance data current to the most recent month (available within 7 business days of the most recent month end), please call us at (800) 221-3253 or visit our website at www.guardianinvestor.com. Current performance may be higher or lower than the performance quoted here. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost.

Total return figures are historical and assume the reinvestment of dividends and distributions and the deduction of all Fund expenses. The actual total returns for owners of variable annuity contracts or variable life insurance policies that provide for investment in the Fund will be lower to reflect separate account and contract/policy charges. The return figures shown do not reflect the deduction of taxes that a contractowner may pay on distributions or redemption of units.

Growth of a Hypothetical $10,000 Investment (Unaudited)

To give you a comparison, this chart shows you the performance of a hypothetical $10,000 investment made 10 years ago in the Fund and in the S&P 500 Index. Index returns do not include the fees and expenses of the Fund, but do include the reinvestment of dividends.

VALUE LINE CENTURION FUND, INC.

¢	Value Line Centurion Fund, Inc.	Annual Report To Contractowners

Fund Expenses (Unaudited)

By investing in the Fund, you incur two types of costs: (1) transaction costs, including, as applicable, sales charges on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including, as applicable, management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested on July 1, 2010 and held for six months ended December 31, 2010.

Actual Expenses

The first line in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio
Actual	$1,000	$1,265.30	$5.19	0.91%
Hypothetical (5% return before expenses)	$1,000	$1,020.62	$4.63	0.91%

*
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the Fund’s most recent fiscal half-year). This expense ratio may differ from the expense ratio shown in the financial highlights. The annualized expense ratio would have been 1.01% gross of nonrecurring legal fee reimbursement.

VALUE LINE CENTURION FUND, INC.

¢	Value Line Centurion Fund, Inc.

Schedule of Investments

December 31, 2010

Shares		Value

Common Stocks — 94.2%
Consumer Discretionary — 18.9%
7,300	AutoZone, Inc. *	$1,989,907
15,600	BorgWarner, Inc. *	1,128,816
24,500	Buckle, Inc. (The)	925,365
6,500	Buffalo Wild Wings, Inc. *	285,025
4,000	Chipotle Mexican Grill, Inc. *	850,640
22,000	Deckers Outdoor Corp. *	1,754,280
32,000	DIRECTV Class A *	1,277,760
15,500	Dollar Tree, Inc. *	869,240
4,500	Fossil, Inc. *	317,160
9,000	Genuine Parts Co.	462,060
12,000	Gildan Activewear, Inc. *	341,880
19,500	Guess?, Inc.	922,740
6,000	Jo-Ann Stores, Inc. *	361,320
35,000	Johnson Controls, Inc.	1,337,000
4,000	LKQ Corp. *	90,880
4,000	Lululemon Athletica, Inc. *	273,680
5,900	National Presto Industries, Inc.	767,059
2,000	Netflix, Inc. *	351,400
3,000	O’Reilly Automotive, Inc. *	181,260
16,000	Panera Bread Co. Class A *	1,619,360
1,900	Peet’s Coffee & Tea, Inc. *	79,306
7,000	Priceline.com, Inc. *	2,796,850
15,000	Shaw Communications, Inc. Class B	320,700
5,300	Strayer Education, Inc.	806,766
4,000	Tim Hortons, Inc.	164,920
28,000	TJX Companies, Inc. (The)	1,242,920
2,000	Tractor Supply Co.	96,980
15,400	TRW Automotive Holdings Corp. *	811,580
15,500	Warnaco Group, Inc. (The) *	853,585
5,400	Wynn Resorts Ltd.	560,736
33,800	Yum! Brands, Inc.	1,657,890
		25,499,065
Consumer Staples — 9.9%
1,800	Boston Beer Co., Inc. (The) Class A *	171,162
2,600	British American Tobacco PLC ADR	202,020
17,800	Casey’s General Stores, Inc.	756,678
18,200	Church & Dwight Co., Inc.	1,256,164
12,800	Corn Products International, Inc.	588,800
33,400	Diamond Foods, Inc.	1,776,212
32,000	Flowers Foods, Inc.	861,120
16,000	General Mills, Inc.	569,440
74,000	Green Mountain Coffee Roasters, Inc. *	2,431,640
28,000	Hormel Foods Corp.	1,435,280
29,200	J&J Snack Foods Corp.	1,408,608
9,000	Molson Coors Brewing Co. Class B	451,710
1,000	Ruddick Corp.	36,840
20,000	TreeHouse Foods, Inc. *	1,021,800
8,000	Whole Foods Market, Inc. *	404,720
		13,372,194
Energy — 1.3%
7,800	Complete Production Services, Inc. *	230,490
2,800	Core Laboratories N.V.	249,340
4,000	Enbridge, Inc.	225,600
4,000	QEP Resources, Inc.	145,240
24,000	Southwestern Energy Co. *	898,320
		1,748,990

Shares		Value
Financials — 3.6%
27,200	AFLAC, Inc.	$1,534,896
4,000	Bank of Montreal	230,280
3,200	BlackRock, Inc.	609,856
10,200	Royal Bank of Canada	534,072
12,000	Stifel Financial Corp. *	744,480
19,400	T. Rowe Price Group, Inc.	1,252,076
		4,905,660
Health Care — 16.7%
3,000	Alexion Pharmaceuticals, Inc. *	241,650
11,600	Allergan, Inc.	796,572
2,400	Bio-Rad Laboratories, Inc. Class A *	249,240
24,800	Catalyst Health Solutions, Inc. *	1,152,952
10,000	Cerner Corp. *	947,400
31,600	Computer Programs & Systems, Inc.	1,480,144
4,000	DENTSPLY International, Inc.	136,680
35,000	Edwards Lifesciences Corp. *	2,829,400
7,300	Endo Pharmaceuticals Holdings, Inc. *	260,683
31,200	Express Scripts, Inc. *	1,686,360
12,000	Haemonetics Corp. *	758,160
15,500	Henry Schein, Inc. *	951,545
8,000	Hospira, Inc. *	445,520
16,800	Illumina, Inc. *	1,064,112
1,200	Intuitive Surgical, Inc. *	309,300
18,000	Medco Health Solutions, Inc. *	1,102,860
11,000	MEDNAX, Inc. *	740,190
3,800	Mettler-Toledo International, Inc. *	574,598
19,400	Novo Nordisk A/S ADR	2,183,858
23,000	Owens & Minor, Inc.	676,890
47,000	ResMed, Inc. *	1,628,080
23,000	Teva Pharmaceutical Industries Ltd. ADR	1,198,990
9,000	Thermo Fisher Scientific, Inc. *	498,240
4,500	United Therapeutics Corp. *	284,490
11,000	Volcano Corp. *	300,410
		22,498,324
Industrials — 16.4%
30,000	AMETEK, Inc.	1,177,500
24,200	Applied Signal Technology, Inc.	916,938
7,800	C.H. Robinson Worldwide, Inc.	625,482
10,000	Canadian National Railway Co.	664,700
7,000	Cubic Corp.	330,050
23,400	Danaher Corp.	1,103,778
18,000	Donaldson Co., Inc.	1,049,040
7,000	Eaton Corp.	710,570
11,600	Elbit Systems Ltd.	613,872
6,600	HEICO Corp.	336,798
8,000	Hunt (J.B.) Transport Services, Inc.	326,480
9,000	IDEX Corp.	352,080
20,000	IHS, Inc. Class A *	1,607,800
14,200	ITT Corp.	739,962
12,000	Kansas City Southern *	574,320
9,000	L-3 Communications Holdings, Inc.	634,410
4,000	Lennox International, Inc.	189,160
1,300	Middleby Corp. (The) *	109,746
12,000	Navistar International Corp. *	694,920
8,000	Oshkosh Corp. *	281,920
8,000	Parker Hannifin Corp.	690,400
97,500	Rollins, Inc.	1,925,625
15,600	Roper Industries, Inc.	1,192,308

4	See notes to financial statements.

¢	Value Line Centurion Fund, Inc.

Schedule of Investments (Continued)

December 31, 2010

Shares		Value
Industrials — 16.4% (Continued)
15,600	Stericycle, Inc. *	$1,262,352
8,000	Toro Co. (The)	493,120
15,600	United Technologies Corp.	1,228,032
11,600	URS Corp. *	482,676
9,000	Valmont Industries, Inc.	798,570
2,000	W.W. Grainger, Inc.	276,220
24,000	Waste Connections, Inc.	660,720
		22,049,549
Information Technology — 17.9%
23,200	Accenture PLC Class A	1,124,968
16,000	Acme Packet, Inc. *	850,560
19,400	Advent Software, Inc. *	1,123,648
8,000	Alliance Data Systems Corp. *	568,240
12,000	Amphenol Corp. Class A	633,360
12,000	ANSYS, Inc. *	624,840
32,500	Check Point Software Technologies Ltd. *	1,503,450
38,700	Cognizant Technology Solutions Corp. Class A *	2,836,323
19,500	Dolby Laboratories, Inc. Class A *	1,300,650
9,000	Equinix, Inc. *	731,340
6,400	F5 Networks, Inc. *	833,024
4,000	FactSet Research Systems, Inc.	375,040
900	Google, Inc. Class A *	534,573
46,700	Informatica Corp. *	2,056,201
2,800	MasterCard, Inc. Class A	627,508
5,100	MICROS Systems, Inc. *	223,686
32,400	Open Text Corp. *	1,492,344
66,000	Oracle Corp.	2,065,800
8,000	Rovi Corp. *	496,080
7,800	Salesforce.com, Inc. *	1,029,600
16,800	Solera Holdings, Inc.	862,176
16,000	SuccessFactors, Inc. *	463,360
26,000	TIBCO Software, Inc. *	512,460
7,700	VMware, Inc. Class A *	684,607
4,000	WebMD Health Corp. *	204,240
7,000	Wright Express Corp. *	322,000
		24,080,078
Materials — 7.7%
13,300	Ball Corp.	905,065
44,000	Crown Holdings, Inc. *	1,468,720
19,200	FMC Corp.	1,533,888
8,100	NewMarket Corp.	999,297
11,700	Praxair, Inc.	1,116,999
10,200	Rock-Tenn Co. Class A	550,290
15,400	Scotts Miracle-Gro Co. (The) Class A	781,858
15,600	Sigma-Aldrich Corp.	1,038,336
32,600	Silgan Holdings, Inc.	1,167,406
16,900	Solutia, Inc. *	390,052
12,000	Valspar Corp. (The)	413,760
		10,365,671
Telecommunication Services — 0.1%
2,500	Telefonica S.A. ADR	171,050

Shares		Value
Utilities — 1.7%
15,500	ITC Holdings Corp.	$960,690
9,000	NSTAR	379,710
23,300	Questar Corp.	405,653
8,000	Wisconsin Energy Corp.	470,880
		2,216,933
	Total Common Stocks And Total Investment Securities — 94.2% (Cost $82,386,630)	$126,907,514

Principal
Amount

Short-Term Investments — 5.7%

Repurchase Agreements — 5.7%
$7,700,000	With Morgan Stanley, 0.06%, dated 12/31/10, due 01/03/11, delivery value $7,700,039 (collateralized by $7,335,000 U.S. Treasury Notes 3.1250%, due 08/31/13, with a value of $7,859,227)	$7,700,000
	Total Short-Term Investments (Cost $7,700,000)	7,700,000
Cash and Other Assets in Excess of Liabilities — 0.1%		111,048
Net Assets — 100.0%		$134,718,562
Net Asset Value Per Outstanding Share ($134,718,562 ÷ 11,267,682 shares outstanding)		$11.96

*	Non-income producing.

ADR	American Depositary Receipt.

See notes to financial statements.

¢ Value Line Centurion Fund, Inc.

Statement of Assets and Liabilities

December 31, 2010

ASSETS:
Investment securities, at value (Cost - $82,386,630)	$126,907,514
Repurchase agreement (Cost - $7,700,000)	7,700,000
Cash	136,242
Other receivable	168,507
Receivable for securities sold	77,770
Interest and dividends receivable	47,933
Receivable for capital shares sold	5,020
Prepaid expenses	2,852
Total Assets	135,045,838
LIABILITIES:
Payable for capital shares redeemed	255,186
Accrued expenses:
Advisory fee	20,574
Service and distribution plan fees	10,295
Directors’ fees and expenses	114
Other	41,107
Total Liabilities	327,276
Net Assets	$134,718,562
NET ASSETS CONSIST OF:
Capital stock, at $1.00 par value (authorized 50,000,000, outstanding 11,267,682 shares)	$11,267,682
Additional paid-in capital	177,303,291
Distributions in excess of net investment income	(163)
Accumulated net realized loss on investments and foreign currency	(98,373,169)
Net unrealized appreciation of investments and foreign currency translations	44,520,921
Net Assets	$134,718,562
Net Asset Value Per Outstanding Share ($134,718,562 ÷ 11,267,682 shares outstanding)	$11.96

Statement of Operations

For the Year Ended December 31, 2010

INVESTMENT INCOME:
Dividends (net of foreign withholding tax of $24,657)	$1,171,585
Interest	7,173
Total Income	1,178,758
Expenses:
Advisory fee	625,247
Service and distribution plan fees	500,197
Auditing and legal fees	88,915
Custodian fees	30,948
Directors’ fees and expenses	20,026
Printing and postage	16,082
Insurance	15,361
Registration and filing fees	435
Other	15,891
Total Expenses Before Custody Credits and Fees Waived	1,313,102
Less: Legal Fee Reimbursement	(60,381)
Less: Service and Distribution Plan Fees Waived	(187,574)
Less: Custody Credits	(222)
Net Expenses	1,064,925
Net Investment Income	113,833
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN EXCHANGE TRANSACTIONS:
Net Realized Gain	9,938,850
Change in Net Unrealized Appreciation/(Depreciation)	19,136,525
Net Realized Gain and Change in Net Unrealized Appreciation/(Depreciation) on Investments and Foreign Exchange Transactions	29,075,375
NET INCREASE IN NET ASSETS FROM OPERATIONS	$29,189,208

See notes to financial statements.

¢	Value Line Centurion Fund, Inc.

Statement of Changes in Net Assets

	Years Ended December 31,
	2010	2009

Operations:
Net investment income (loss)	$113,833	$(92,154)
Net realized gain/(loss) on investments and foreign currency	9,938,850	(17,465,354)
Change in net unrealized appreciation/(depreciation)	19,136,525	29,796,144
Increase from payment by affiliate	—	1,886
Net increase in net assets from operations	29,189,208	12,240,522
Distributions to Shareholders:
Net investment income	(113,184)	—
Net realized gain from investment transactions	(2,689,445)	—
Decrease in net assets from distributions to shareholders	(2,802,629)	—
Capital Share Transactions:
Proceeds from sale of shares	4,221,072	3,409,653
Proceeds from reinvestment of dividends to shareholders	2,802,629	—
Cost of shares redeemed	(23,392,870)	(18,115,152)
Net decrease in net assets from capital share transactions	(16,369,169)	(14,705,499)
Total Increase/(Decrease) in Net Assets	10,017,410	(2,464,977)

NET ASSETS:
Beginning of year	124,701,152	127,166,129
End of year	$134,718,562	$124,701,152
Distributions in excess of net investment income and accumulated net investment loss, respectively, at end of year	$(163)	$(181)

See notes to financial statements.

¢	Value Line Centurion Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2010	2009	2008	2007	2006
Net asset value, beginning of year	$9.72	$8.75	$21.36	$18.96	$20.07
Income from investment operations:
Net investment income/(loss)	— (3)	(0.01)	(0.03)	(0.02)	(0.05)
Net gains or (losses) on securities (both realized and unrealized)	2.48	0.98	(9.09)	3.89	0.63
Total from investment operations	2.48	0.97	(9.12)	3.87	0.58
Less distributions:
Dividends from net investment income	(0.01)	—	—	—	—
Distributions from net realized gains	(0.23)	—	(3.49)	(1.47)	(1.69)
Total distributions	(0.24)	—	(3.49)	(1.47)	(1.69)
Net asset value, end of year	$11.96	$9.72	$8.75	$21.36	$18.96
Total return*	25.75%	11.09%	(49.27)%	20.72%	3.85%
Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$134,719	$124,701	$127,166	$291,949	$283,836
Ratio of expenses to average net assets(1)	1.05%	1.06%	1.00%	0.96%	0.98%
Ratio of expenses to average net assets(2)	0.85%	0.91%	0.84%	0.79%	0.89%
Ratio of net investment income/(loss) to average net assets	0.09%	(0.08)%	(0.19)%	(0.09)%	(0.24)%
Portfolio turnover rate	27%	121%	272%	200%	220%

*
Total returns do not reflect the effects of charges deducted under the terms of Guardian Insurance and Annuity Company, Inc.’s (GIAC) variable contracts. Including such charges would reduce the total returns for all periods shown.

(1)
Ratio reflects expenses grossed up for custody credit arrangement, grossed up for the waiver of a portion of the service and distribution plan fees by the Distributor and grossed up for the reimbursement of certain expenses incurred by the Fund (“Expenses”) in connection with a settlement with the Securities and Exchange Commission related to brokerage commissions charged by the Distributor to the Fund. The ratio of expenses to average net assets net of custody credits, but exclusive of the fee waivers and reimbursement of Expenses, would have been 0.99% and 0.95% for the years ended December 31, 2008 and December 31, 2007, respectively, and would not have changed for the other years shown.

(2)	Ratio reflects expenses net of the custody credit arrangement and net of the waiver of the service and distribution plan fees by the Distributor and the reimbursement of Expenses by Value Line.
(3)	Amount is less than $.01 per share.

See notes to financial statements.

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements

December 31, 2010

1.	Significant Accounting Policies

          Value Line Centurion Fund, Inc. (the “Fund”) is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, whose primary investment objective is long-term growth of capital. The Fund’s portfolio will usually consist of common stocks ranked 1, 2 or 3 for year-ahead performance by the Value Line Timeliness Ranking System.

          The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation

          Securities listed on a securities exchange are valued at the closing sales prices on the date as of which the net asset value is being determined. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price. In the absence of closing sales prices for such securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost which approximates market value. Short Term instruments with maturities greater than 60 days at the date of purchase, are valued at the midpoint between the latest available and representative asked and bid prices, and commencing 60 days prior to maturity such securities are valued at amortized cost. Securities for which market quotations are not readily available or which are not readily marketable are valued at fair value as the Board of Directors may determine in good faith. In addition, the Fund may use the fair value of a security when the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of a security due to factors affecting one or more relevant securities markets or the specific issuer.

(B) Fair Value Measurements

          In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC 820-10), Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

●	Level 1 — Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;
●	Level 2 — Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;
●	Level 3 — Inputs that are unobservable.

          The Fund follows the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

          Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2010

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$126,907,514	$0	$0	$126,907,514
Short - Term Investments	0	7,700,000	0	7,700,000
Total Investments in Securities	$126,907,514	$7,700,000	$0	$134,607,514

For the year ended December 31, 2010 there was no significant transfer activity between Level 1 and Level 2.

For the year ended December 31, 2010, there were no Level 3 investments. The Schedule of Investments includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements

          In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Federal Income Taxes

          It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions available to regulated investment companies, as defined in applicable sections of the Internal Revenue Code, and to distribute all of its investment income and capital gains to its shareholders. Therefore, no provision for federal income tax is required.

(E) Dividends and Distributions

          It is the Fund’s policy to distribute to its shareholders, as dividends and as capital gains distributions, all the net investment income for the year and all the net capital gains realized by the Fund, if any. Such distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. All dividends or distributions will be payable in shares of the Fund at the net asset value on the ex-dividend date. This policy is, however, subject to change at any time by the Board of Directors.

(F) Securities Transactions and Income

          Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income on investments, adjusted for amortization of discount and premium, if applicable, is earned from settlement date and recognized on the accrual basis. Dividend income is recorded on the ex-dividend date.

(G) Foreign Currency Translation

          The books and records of the Fund are maintained in U.S. dollars. Assets and liabilities which are denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange on the valuation date. The Fund does not isolate changes in the value of investments caused by foreign exchange rate differences from the changes due to other circumstances.

          Income and expenses are translated to U.S. dollars based upon the rates of exchange on the respective dates of such transactions.

          Net realized foreign exchange gains or losses arise from currency fluctuations realized between the trade and settlement dates on securities transactions, the differences between the U.S. dollar amounts of dividends, interest, and foreign withholding taxes recorded by the Fund, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments, at the end of the fiscal period, resulting from changes in the exchange rates. The effect of the change in foreign exchange rates on the value of investments is included in realized gain/(loss) on investments and change in net unrealized appreciation/ (depreciation) on investments.

(H) Representations and Indemnifications

          In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2010

(I) Foreign Taxes

          The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

(J) Other

          On March 11, 2010, certain affected Value Line Funds and Value Line, Inc. (“VLI”) entered into an agreement pursuant to which VLI agreed to reimburse those Funds in the aggregate amount of $917,302 for various expenses incurred by those Funds in connection with the subject matter of the settlement, dated November 4, 2009, between the Securities and Exchange Commission and VLI, Value Line Securities, Inc. (currently EULAV Securities LLC (the “Distributor”)) and two former directors and officers of VLI. The agreement required VLI to reimburse those Funds in twelve monthly installments commencing April 1, 2010 and those Funds accrued a related receivable. Accordingly, the Fund accrued $60,381 in expense reimbursements from VLI. In November 2010, VLI accelerated its payment obligations and paid in full the outstanding balance.

          On December 23, 2010, EULAV Asset Management, LLC (the “Adviser”) was restructured so that it is no longer a wholly-owned subsidiary of VLI. As part of the restructuring, the Adviser converted to a Delaware statutory trust named EULAV Asset Management and the Distributor merged into EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. VLI has stated that as a result of the restructuring it no longer “controls” (as that term is defined in the Investment Company Act of 1940) the Adviser or the Distributor. On July 20, 2010, the Board approved a new investment advisory agreement between each Fund and the restructured Adviser to take effect upon the closing of the restructuring. The effectiveness of each investment advisory agreement was also contingent upon approval by shareholders of the applicable Fund. Toward this end, each Fund held special shareholder meetings in the Fall of 2010 at which shareholders approved the new investment advisory agreements with the restructured Adviser. In addition, the shareholders of each Fund elected three persons as members of the Board at the special shareholder meetings. Please see “Proxy Results” later in this annual report for the voting results of those shareholder meetings.

(K) Subsequent Events

          Management has evaluated all subsequent transactions and events through the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2.	Capital Share Transactions, Dividends and Distributions

          Shares of the Fund are available to the public only through the purchase of certain contracts issued by The Guardian Insurance and Annuity Company, Inc. (GIAC). Transactions in capital stock were as follows:

	Year Ended	Year Ended
	December 31, 2010	December 31, 2009
Shares sold	409,296	396,956
Shares issued in reinvestment of distributions	282,239	—
Shares redeemed	(2,254,801)	(2,100,681)
Net increase/(decrease)	(1,563,266)	(1,703,725)
Dividends per share from net investment income	$0.0095	$—
Distribution per share from net realized gains	$0.2259	$—

3.	Purchases and Sales of Securities

          Purchases and sales of investment securities, excluding short-term securities, were as follows:

Year Ended
December 31, 2010
PURCHASES:
Investment Securities	$31,698,491

SALES:
Investment Securities	$46,948,933

¢	Value Line Centurion Fund, Inc.

Notes to Financial Statements (Continued)

December 31, 2010

4.	Income Taxes

          At December 31, 2010, information on the tax components of capital is as follows:

Cost of investments for tax purposes	$90,598,490
Gross tax unrealized appreciation	$44,690,476
Gross tax unrealized depreciation	$(681,452)
Net tax unrealized appreciation on investments	$44,009,024
Capital loss carryforward, expires
December 31, 2016	$(41,803,825)
December 31, 2017	$(56,057,485)

          During the year ended December 31, 2010, as permitted under federal income tax regulations, the Fund utilized $9,629,815 of capital loss carryforwards and elected to defer $163 of post-October currency losses to the next taxable year.

          To the extent that current or future capital gains are offset by capital losses, the Fund does not anticipate distributing any such gains to shareholders.

          It is uncertain whether the Fund will be able to realize the benefits of the losses before they expire.

          The differences between book basis and tax basis unrealized appreciation/(depreciation) on investments were primarily attributed to wash sales.

          The tax composition of distributions to shareholders for the years ended December 31, 2010 and December 31, 2009 were as follows:

	2010	2009
Ordinary income	$2,802,629	$—

          Permanent book-tax differences relating to the current year were reclassified within the composition of the net asset accounts. The Fund decreased undistributed net investment income by $631, decreased accumulated realized loss by $2,690,003, and decreased additional paid-in-capital by $2,689,372. Net assets are not affected by these reclassifications. These reclasses were primarily due to differing treatments of foreign currency translation and distributions in excess of current earnings for tax purposes.

5.       Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

          An advisory fee of $625,247 was paid or payable to EULAV Asset Management (the “Adviser”) for the year ended December 31, 2010. This was computed at an annual rate of 0.50% of the average daily net assets of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries.

          The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, which compensates EULAV Securities LLC (the “Distributor”) in advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.40% of the Fund’s average daily net assets. For the year ended December 31, 2010, fees amounting to $500,197, before fee waivers, were accrued under the Plan. Effective May 23, 2006 the Distributor waived 0.15% of the 12b-1 fee. Effective May 1, 2007, 2008, 2009 and 2010, the Distributor contractually agreed to reduce the fee under the Plan by 0.15% for one year periods. For the year ended December 31, 2010, the fees waived amounted to $187,574. The Distributor has no right to recoup previously waived amounts.

          For the year ended December 31, 2010, the Fund’s expenses were reduced by $222 under a custody credit arrangement with the custodian.

          Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

          Certain officers and a Trustee of the Adviser are also officers and a director of the Fund.

¢	Value Line Centurion Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line Centurion Fund, Inc.

          In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line Centurion Fund, Inc. (the “Fund”) at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2010 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 17, 2011

¢	Value Line Centurion Fund, Inc.

PROXY RESULTS
FOR
VALUE LINE CENTURION FUND, INC.

Two Special Meetings of Shareholders were held on October 26, 2010 for shareholders of record on August 25, 2010 to elect three nominees for Directors of the Fund and to approve a new investment advisory agreement between the Fund and EULAV Asset Management. Each vote represents one dollar of value of shares outstanding on the record date.

Approved the Directors as follows:

NOMINEE	VOTES FOR	VOTES WITHHELD
Ms. Joyce Heinzerling	10,861,586	770,583

Mr. Mitchell E. Appel	10,873,486	758,683

Daniel S. Vandivort	10,873,486	758,683

Following their October 26, 2010 approval, Ms. Heinzerling and Mr. Vandivort continued to serve as Directors along with Ms. Nancy-Beth Sheerr and Messrs. Francis C. Oakley, David H. Porter, Thomas Sarkany and Paul Craig Roberts. Effective with the resignation of Mr. Thomas Sarkany on December 23, 2010, Mr. Appel became a Director.

Approved the new investment advisory agreement as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTAINING	BROKER NON-VOTES*
10,386,381	583,599	662,189

*Broker non-votes are proxies received from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote such shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote.

¢	Value Line Centurion Fund, Inc.

2011 Annual Report

FACTORS CONSIDERED BY THE BOARD IN APPROVING
THE INVESTMENT ADVISORY AGREEMENT
FOR VALUE LINE CENTURION FUND, INC.

          The Investment Company Act of 1940 (the “1940 Act”) requires the Board of Directors, including a majority of Directors who are not “interested persons” of Value Line Centurion Fund, Inc. (the “Fund”), as that term is defined in the 1940 Act (the “Independent Directors”), initially and annually thereafter consider the approval of an investment advisory agreement between the Fund and its investment adviser.

          The Fund’s former investment advisory agreement with EULAV Asset Management, LLC (the “Former Agreement”) terminated by operation of law on December 23, 2010 when EULAV Asset Management, LLC was restructured as a Delaware statutory trust and renamed EULAV Asset Management (the “Adviser”).1 In its consideration of whether the new investment advisory agreement between the Fund and the Adviser (“Agreement”) was in the best interests of the Fund and its shareholders, the Board requested and the Adviser provided such information as the Board deemed to be reasonably necessary to evaluate the terms of the Agreement.

          Among the factors considered by the Board was the fact that all terms under the Agreement, including the advisory services provided and fee rate charged, are identical to those under the Former Agreement, with the sole exception of the date of execution, the two-year initial term, and immaterial changes in form and updates. The Board, including the Independent Directors, also took into account that it had recently performed a full annual review of the Former Agreement and approved the selection of the Adviser and the continuance of the Former Agreement based on a thorough examination of qualitative and quantitative information provided by the Adviser. At meetings held throughout the year, including the meeting specifically focused upon the review of the Agreement and Former Agreement, the Independent Directors met in executive sessions separately from the non-Independent Director of the Fund and any officers of the Adviser. In selecting the restructured Adviser and approving the Agreement, the Independent Directors relied upon the assistance of counsel to the Independent Directors.

          Both in the meetings which specifically addressed the approval of the Agreement and the Former Agreement and at other meetings, the Board, including the Independent Directors, received materials relating to the Adviser’s investment and management services under the Former Agreement and as planned under the Agreement. These materials included information on: (i) the investment performance of the Fund, compared to a peer group of funds consisting of the Fund and all multi-cap growth funds underlying variable insurance products regardless of asset size or primary channel of distribution (the “Performance Universe”), and its benchmark index, each as classified by Lipper Inc., an independent evaluation service (“Lipper”); (ii) the investment process, portfolio holdings, investment restrictions, valuation procedures, and financial statements for the Fund; (iii) sales and redemption data with respect to the Fund; (iv) the general investment outlook in the markets in which the Fund invests; (v) arrangements with respect to the distribution of the Fund’s shares; (vi) the allocation and cost of the Fund’s brokerage (none of which was effected through any affiliate of the Adviser); and (vii) the overall nature, quality and extent of services provided by the Adviser.

          As part of the review of the Agreement, the Board requested, and the Adviser provided, additional information in order to evaluate the quality of the Adviser’s services and the reasonableness of its fees under the Former Agreement and as planned under the Agreement. In a separate executive session, the Independent Directors reviewed information, which included data comparing: (i) the Fund’s management fee rate, transfer agent and custodian fee rates, service fee (including 12b-1 fees) rates, and the rate of the Fund’s other non-management fees, to those incurred by a peer group of funds consisting of the Fund and 15 other multi-cap growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Group”), and a peer group of funds consisting of the Fund, the Expense Group and all other multi-cap growth funds underlying variable insurance products (excluding outliers), as selected objectively by Lipper (“Expense Universe”); (ii) the Fund’s expense ratio to those of its Expense Group and Expense Universe; and (iii) the Fund’s investment performance over various time periods to the average performance of the Performance Universe as well as the appropriate Lipper Index, as selected objectively by Lipper (the “Lipper Index”).

1	Unless otherwise indicated, for periods prior to December 23, 2010, the term “Adviser” should be understood to refer to EULAV Asset Management, LLC and its predecessor, Value Line, Inc. (“VLI”).

¢	Value Line Centurion Fund, Inc.

2011 Annual Report

          In the separate executive session, the Independent Directors also reviewed information regarding: (a) the financial results and condition of the Adviser’s parent company, the financial results and condition of the Adviser both before and as projected after the restructuring, the Adviser’s and certain of its affiliates’ profitability from the services that have been performed for the Fund and the Value Line family of funds, as well as the projected profitability after the restructuring; (b) the Adviser’s current and anticipated investment management staffing and resources; (c) the proposed ownership, control and day-to-day management of the Adviser after the restructuring; and (d) the Fund’s potential for achieving economies of scale. In support of its review of the statistical information, the Board was provided with a detailed description of the methodology used by Lipper to determine the Expense Group, the Expense Universe and the Performance Universe to prepare its information. The Independent Directors also requested and reviewed information provided by the Adviser related to the settlement of a matter brought by the Securities and Exchange Commission regarding Value Line Securities, Inc., formerly the Fund’s principal underwriter and affiliate of the Adviser (the “Distributor”), 2 VLI and two former directors and officers of VLI. The Board also relied upon representations by VLI that (i) as a result of the restructuring, VLI will no longer “control” (as that term is defined in the 1940 Act) the restructured Adviser or the Distributor and (ii) the settlement of this matter was not likely to have a materially adverse effect on the resources or ability of the Adviser or the Distributor to perform their respective contracts with the Fund.

          The following summarizes matters considered by the Board in connection with its approval of the Agreement. However, the Board did not identify any single factor as all-important or controlling, and the summary does not detail all the matters that were considered.

          The Board noted that the Agreement’s terms are identical in all material respect to those of the Former Agreement. The Board also considered representations by VLI and the Adviser that, after giving effect to the restructuring, the Adviser and Distributor would have adequate resources to perform their respective services, that there would be no diminution in the nature, quality and extent of such services, and that the Value Line Timeliness rankings would continue to be provided to the Adviser without cost. The Board reviewed the resources and effectiveness of the Adviser’s overall compliance program and viewed favorably the fact that Mr. Appel would continue as Chief Executive Officer of the Adviser with responsibility for day-to-day management following the restructuring. The Board also viewed favorably the increased emphasis being placed by the Adviser on its overall compliance program as well as steps being undertaken to enhance the shareholders’ experience with the Fund, such as a more robust website. The Board reviewed the services provided by the Adviser and its affiliates in supervising third party service providers. Based on these considerations, and in significant reliance on the representations of VLI and the Adviser, the Board concluded that there was not likely to be an adverse change in the nature, quality and extent of services provided by the Adviser and its affiliates under the Agreement following the restructuring, and that the quality of such services would continue to be appropriate.

          Investment Performance. The Board reviewed the Fund’s overall investment performance and compared it to its Performance Universe and the Lipper Index. The Board noted that the Fund’s performance was below the performance of both the Performance Universe average and the Lipper Index for the one-year, three-year, five-year and ten-year periods ended December 31, 2009.

          The Adviser’s Personnel and Methods. The Board reviewed the background of the portfolio manager responsible for the daily management of the Fund’s portfolio, seeking to achieve the Fund’s investment objective and adhering to the Fund’s investment strategies. The Independent Directors also engaged in discussions with the Adviser’s senior management responsible for the overall functioning of the Fund’s investment operations. The Board took into account the fact that no change was expected in the Fund’s portfolio manager or other employees of the Adviser in connection with the restructuring. The Board concluded that the Fund’s management team and the Adviser’s overall resources were adequate and that the Adviser had investment management capabilities and personnel essential to performing its duties under the Agreement.

          Management Fee and Expenses. The Board considered the Adviser’s fee under the Agreement relative to the management fees charged by its Expense Group and Expense Universe averages. The Board noted that, for the most recent fiscal year, the Fund’s management fee rate was less than that of both the Expense Group average and the Expense Universe average.

2
 On May 5, 2009, Value Line Securities, Inc. changed its name to EULAV Securities, Inc. As part of the restructuring on December 23, 2010, EULAV Securities, Inc. was restructured as a Delaware limited liability company with the name EULAV Securities LLC and became a wholly-owned subsidiary of the Adviser. No other changes were made to the Distributor’s organization, including its operations and personnel.

¢	Value Line Centurion Fund, Inc.

2011 Annual Report

          The Board also considered the Fund’s total expense ratio relative to its Expense Group and Expense Universe averages. The Board noted that the Distributor and the Board previously agreed that the Distributor would contractually waive a portion of the Fund’s Rule 12b-1 fee, effectively reducing the Fund’s Rule 12b-1 fee rate from 0.40% to 0.25% of the Fund’s average daily net assets for the one year period ending April 30, 2011. In connection with the restructuring, the Distributor and the Board have agreed to extend this contractual Rule 12b-1 fee waiver through April 30, 2012. Such waiver cannot be changed during the contractual waiver period without the Board’s approval. The Board noted that the Fund’s total expense ratio before and after giving effect to the fee waiver was less than that of the Expense Group average and the Expense Universe average. The Board concluded that the average expense ratio was satisfactory for the purpose of approving the Agreement.

          The Board took into account the fact that the fee rate under the Agreement was identical to that under the Former Agreement, that the expense structure of the Fund would not increase as a result of the restructuring, and that no alteration of the management or Rule 12b-1 fee rates or any waivers or expense reimbursement arrangements was intended by VLI or the Adviser in connection with the restructuring or during the two years thereafter.

          Nature, Extent and Quality of Services. The Board considered the nature, extent and quality of other services provided by the Adviser and the Distributor.

          Profitability. The Board considered the level of historical and projected profitability of the Adviser and its affiliates with respect to the Fund individually and in the aggregate for all the funds within the Value Line group of funds, including the impact of the restructuring and certain actions taken during prior years. These actions included the reduction (voluntary in some instances and contractual in other instances) of management and/or Rule 12b-1 fees for certain funds, the Adviser’s termination of the use of soft dollar research, and the cessation of trading through the Distributor. The Board noted that the Fund’s fee rates under the Agreement and Former Agreement would be identical and considered representations by VLI and the Adviser that the Adviser had no present intention to alter the advisory fee rates, expense waivers or expense reimbursement arrangements for any of the funds within the Value Line group of funds for a period of two years from the closing of the restructuring. The Board concluded that the profitability of the Adviser and its affiliates with respect to the Fund, including the financial results derived from the Fund’s Agreement, were within a range the Board considered reasonable.

          Other Benefits. The Board also considered the character and amount of other direct and incidental benefits received by the Adviser and its affiliates from their association with the Fund. The Board concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as greater name recognition, appear to be reasonable, and may in some cases benefit the Fund.

          Economies of Scale. The Board considered that, given the current and anticipated size of the Fund, any perceived and potential economies of scale were not yet a significant consideration for the Fund and that the addition of break points to the fee structure were not currently necessary. It was noted that, although it was not yet possible to evaluate opportunities for additional economies of scale resulting from the restructuring, the Board did not expect economies of scale to be significant given the size of the Fund.

          Fees and Services Provided for Other Comparable Funds/Accounts Managed by the Adviser and its Affiliates. In addition to comparing the Fund’s management fee rate to unaffiliated mutual funds included in the Fund’s Expense Group and Expense Universe, the Board was informed by the Adviser that it manages non-mutual fund asset management accounts that have similar objectives and policies to certain of the funds in the Value Line family of funds, but that are not generally comparable for a number of reasons (including different services provided).

          Conclusion. The Board examined the totality of the information it was provided at the meeting specifically addressing approval of the Agreement and at other meetings held during the past year and did not identify any single controlling factor. Based on their evaluation of all material factors deemed relevant, and with the advice of independent counsel, the Board concluded that the Fund’s management fee rate payable to the Adviser under the Agreement does not constitute a fee that is so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm’s-length bargaining. Further, the Board concluded that the Fund’s Agreement, and the management fee rate thereunder, is fair and reasonable and voted to approve the Agreement as in the best interest of the Fund and its shareholders.

¢	Value Line Centurion Fund, Inc.

Federal Tax Status of Distribution (Unaudited)

          For corporate taxpayers, 100% of the ordinary income distribution paid during the calendar year 2010, qualifies for the corporate dividends received deductions.

          During the calendar year 2010, 42.85% of the ordinary income distribution is treated as qualified dividends.

Form N-Q

          The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

          A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

¢	Value Line Centurion Fund, Inc.

Management Information

           The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director

Interested Director*

Mitchell E. Appel 1970	Director	Since 2010
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.
None

Non-Interested Directors

Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).

Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 1931	Director	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None

David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None

Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None

Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 1949	Director	Since 1996	Senior Financial Advisor, Veritable L.P. (Investment Adviser) since 2004.	None

Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 1954	Director (Lead Independent Director since 2010)	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None

¢	Value Line Centurion Fund, Inc.

Management Information (Continued)

Name, Address, and Year of Birth	Position	Length of Time Served	Principal Occupation During the Past 5 Years

Officers

Mitchell E. Appel 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; President of the Adviser and Distributor since February 2009; Chief Financial Officer of Value Line, Inc. (“Value Line”) from April 2008 to December 2010 and from September 2005 to November 2007; Director of Value Line, Inc. February 2010 to December 2010 and Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008.

Michael J. Wagner 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President, Northern Lights Compliance Services, LLC, since 2006; Compliance Services Officer, Northstar Financial Services, LLC, 2006 to January 2008; Chief Operating Officer, Northern Lights Compliance Services, LLC, 2004 to 2006; President and Manager, Gemini Fund Services, LLC, 2004 to 2006; Director of Constellation Trust Company, 2004 to 2009.

Emily D. Washington 1979	Treasurer and Secretary	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008 and Secretary since 2010; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

          The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729.

*
Mr. Appel is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Adviser and Distributor.
Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

                (f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.

                            (2) The Registrant’s Board has designated Daniel S. Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vandivort is an independent director who has served as President, Chief Investment Officer to Weis, Peck and Greer/Robeco Investment Management.  He has also previously served as Managing Director for Weis, Peck and Greer (1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

            (a)Audit  Fees 2010 - $21,579

            (b) Audit-Related fees – None.

            (c) Tax Preparation Fees 2010 -$13,368

            (d) All Other Fees – None

            (e) (1)  Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed  were pre-approved by the committee.

            (e) (2) Not applicable.

            (f) Not applicable.

            (g) Aggregate Non-Audit  Fees 2010 -$2,400

            (h) Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 100.COE

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

 (2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 28, 2011